BLACKROCK FUNDS III

BlackRock LifePath® Dynamic Retirement Fund

BlackRock LifePath® Dynamic 2025 Fund

BlackRock LifePath® Dynamic 2030 Fund

BlackRock LifePath® Dynamic 2035 Fund

BlackRock LifePath® Dynamic 2040 Fund

BlackRock LifePath® Dynamic 2045 Fund

BlackRock LifePath® Dynamic 2050 Fund

BlackRock LifePath® Dynamic 2055 Fund

BlackRock LifePath® Dynamic 2060 Fund

BlackRock LifePath® Dynamic 2065 Fund

(the “Funds”)

Supplement dated November 29, 2019 to the Prospectuses and Statement of Additional Information of the Funds, each dated April 30, 2019 (for all Funds except BlackRock LifePath® Dynamic 2065 Fund) and October 30, 2019 (for BlackRock LifePath® Dynamic 2065 Fund)

The Board of Trustees of BlackRock Funds III (the “Trust”) has approved a proposal (the “Proposal”) pursuant to which the following changes will be effective on or about March 9, 2020:

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The Funds’ administrator, BlackRock Advisors, LLC (“BAL” and together with BlackRock Fund Advisors (“BFA”), “BlackRock”), will lower the administration fees that BAL is entitled to receive for its services to each Fund to the annual rate of 0.30% of the average daily net assets of Investor A Shares, Investor C Shares and Institutional Shares, 0.25% of the average daily net assets of Class R Shares and 0.05% of the average daily net assets of Class K Shares of such Fund;

•

BlackRock contractually agrees to reimburse each Fund for any expenses incurred by such Fund as a result of investments in other investment companies and pooled investment vehicles (“acquired fund fees and expenses”) up to a maximum amount equal to the combined management fee and unitary administration fee of each share class of such Fund through April 30, 2021, and, in connection therewith, BlackRock will terminate the current management fee waiver applicable to each Fund; and

•

BlackRock contractually agrees to extend each Fund’s existing reimbursement arrangement with respect to its allocable portion of the fees and expenses of the independent trustees of the Trust, counsel to such independent trustees and independent registered public accounting firm through April 30, 2030 (for all Funds except BlackRock LifePath® Dynamic 2065 Fund, which arrangement already extends through April 30, 2030).

As a result of the Proposal, net annual fund operating expenses for each share class of each Fund are expected to remain the same as or lower than those currently set forth in each Fund’s Prospectuses.

In addition, as part of the Proposal, effective on or about March 9, 2020, each Fund will cease to invest in its corresponding “master” portfolio of Master Investment Portfolio (each, a “Master Portfolio”) as part of a “master/feeder” structure and will instead operate as a stand-alone fund. In connection with this change, the Trust, on behalf of each Fund, will enter into a management agreement with BFA, the terms of which will be substantially the same as the current management agreement between BFA and such Fund’s corresponding Master Portfolio, including the management fee rate. BFA, in turn, will enter into new sub-advisory agreements with each of BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”) with respect to each Fund, the terms of which will be substantially the same as the current sub-advisory agreements between BFA and each of BIL and BSL with respect to such Fund’s corresponding Master Portfolio.

Shareholders should retain this Supplement for future reference.

ALLPRO-LP-1119SUP